Exhibit 99.2

RESTRICTED STOCK UNIT AWARD AGREEMENT

You have been selected to receive a grant of Restricted Stock Units (the “RSUs”) under the Microvast Holdings, Inc. 2021 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), as stated below:

Participant Name:	[●]
Grant Date:	[●]
Target Award Opportunity:	[●]
Performance Period:	[●] through [●]
Vesting Commencement Date:	[●]
Vesting Date(s):	[●]

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) between Microvast Holdings, Inc., a Delaware corporation (the “Company”), and the Participant whose name appears above, is made effective as of the Grant Date set forth above and pursuant to the Plan. Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

1. Grant of RSUs. The Company hereby evidences and confirms the grant to the Participant of the number of RSUs set forth above as the Target Award Opportunity. This Agreement is entered into pursuant to, and the terms of the RSUs are subject to, the terms and conditions of the Plan, which is incorporated by reference herein. If there is any inconsistency between this Agreement and the terms of the Plan, the terms of the Plan shall govern.

2. Performance Criteria and Earning of RSUs. The performance criteria for the earning of the RSUs are set forth in Appendix A attached hereto. The Participant shall earn the number of RSUs (calculated as a percentage of the Target Award Opportunity) that corresponds to the level of achievement of the performance criteria as set forth in Appendix A, subject to certification of the performance criteria by the compensation committee of the Board following the Performance Period and the terms and conditions of the Plan and this Agreement.

3. Vesting of Earned RSUs; Effect of Termination of Employment.

(a) Vesting. Except as otherwise provided in this Section 3, [●] of the earned RSUs shall vest, if at all, on each of the vesting dates set forth above (each, a “Vesting Date”), subject to the Participant’s continued employment with the Company through the applicable Vesting Date.

(b) Termination of Employment.

(i) Resignation or Termination for Cause. If the Participant’s employment with the Company is terminated for “Cause” (as defined in the Participant’s employment offer letter or agreement, as applicable, or in the absence of such provision, as defined herein) or due to the Participant’s voluntary resignation, all RSUs shall immediately be forfeited and canceled effective as of the effective date of the Participant’s Termination of Employment as a result of the Participant’s resignation or termination for Cause. For purposes of this Agreement, “Cause” shall mean the termination of the Participant’s employment because of:

(i)	the Participant’s indictment for any crime, whether such crime is a felony or misdemeanor, that materially impairs the Participant’s ability to function as Participant’s job description and responsibilities with the Company require and such crime involves the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property;

(ii)	the Participant’s repeated willful neglect of the Participant’s duties; or

(iii)	the Participant’s willful material misconduct in connection with the performance of the Participant’s duties (including a willful material breach of Company policies regarding legal compliance, ethics or workplace conduct) or other willful material breach of this Agreement; provided, however, that no act or omission on the Participant’s part shall be considered “willful” if it is done by the Participant in good faith and with a reasonable belief that Participant’s conduct was in the best interest of the Company and provided further that no event or condition described in clause (B) or (C) shall constitute Cause unless (Y) the Company gives the Participant written notice of termination of employment for Cause and the grounds for such termination within 180 days of the Company first becoming aware of the event giving rise to such Cause, and (Z) such grounds for termination are not corrected by the Participant within 30 days of the Participant’s receipt of such notice.

(ii) Death or Disability; Termination without Cause. If the Participant’s employment with the Company terminates due to death or Disability or is terminated by the Company without Cause prior to one or more Vesting Dates, all earned but unvested RSUs shall vest pro rata as of the effective date of the Participant’s death or effective date of the Participant’s Termination of Employment due to Disability or by the Company without Cause, calculated by multiplying the number of then earned but unvested RSUs by a fraction, the numerator of which is the number of full months from the Vesting Commencement Date or, as applicable, the most recent Vesting Date, through the effective date of the Participant’s death or Termination of Employment and the denominator of which is the number of full months in the vesting period from the Vesting Commencement Date or, as applicable, the most recent Vesting Date, to the final Vesting Date and shall be settled as provided in Section 4. Any earned but unvested RSUs that do not vest in accordance with the immediately preceding sentence, as well as any unearned and unvested RSUs, shall immediately be forfeited and canceled effective as of the date of the Participant’s death or effective date of the Participant’s Termination of Employment due to Disability or by the Company without Cause.

(iii) Retirement. If the Participant’s employment with the Company terminates due to Retirement (as defined below) prior to one or more Vesting Dates, (y) a pro rata portion of all then earned and unvested RSUs shall be calculated by multiplying the number of then earned but unvested RSUs by a fraction, the numerator of which is the number of full months from the Vesting Commencement Date or, as applicable, the most recent Vesting Date through the effective date of the Participant’s Retirement and the denominator of which is the number of full months in the vesting period from the Vesting Commencement Date or, as applicable, the most recent Vesting Date to the final Vesting Date, and shall be settled as provided in Section 4. Any earned but unvested RSUs other than the pro rata portion determined in accordance with the immediately preceding sentence, as well as any unearned and unvested RSUs, shall immediately be forfeited and canceled effective as of the date of the Participant’s Retirement. For purposes of this Agreement, “Retirement” shall mean the Participant’s voluntary or involuntary Termination of Employment, other than by reason of death, Disability or the Participant’s termination of employment by the Company for Cause, occurring on or after the date on which the Participant reaches the age of sixty (60) and has completed fifteen (15) years of service with the Company.

(iv) Termination Prior to Determination of Earned Shares. For the avoidance of doubt, except as provided in Section 3 below, upon any termination of the Participant’s employment with the Company for any reason prior to the determination of the number of earned RSUs, the Participant shall forfeit all RSUs granted hereunder and any rights related thereto.

(c) Change in Control. In the event the Participant’s employment with the Company is terminated by the Company or a successor thereto without Cause or by the Participant for “Good Reason” (as defined in the Participant’s offer letter or employment agreement, as applicable, or in the absence of such provision, as defined herein) in connection with or within 12 months following a Change in Control, 100% of the then outstanding RSUs shall vest as of the date of such termination of the Participant’s employment with the Company (and if the number of earned RSUs have yet to be determined, the RSUs shall be deemed earned at 100% of the Target Award Opportunity). Notwithstanding the foregoing, if in connection with a Change in Control the then outstanding RSUs will neither (x) remain outstanding following the Change in Control nor (y) be assumed or replaced by substantially equivalent and no less valuable awards, then 100% of the then outstanding RSUs shall vest as of immediately prior to the Change in Control (and if the number of earned RSUs have yet to be determined, the RSUs shall be deemed earned at 100% of the Target Award Opportunity). For purposes of this Agreement, “Good Reason” shall mean the termination of the Participant’s employment because of the occurrence of any of the following events: For purposes of this Agreement, “Good Reason” shall mean termination of employment by the Participant because of the occurrence of any of the following events: (i) a failure by the Company to pay compensation or benefits due and payable to the Participant in accordance with the terms of this Agreement; (ii) a material change in the duties or responsibilities performed by the Participant; (iii) a material change to the location(s) of the Participant’s principal places of employment by more than 30 miles, without the Participant’s consent; (iv) the Company’s material breach of this Agreement; provided, however, that no event or condition shall constitute Good Reason unless (y) the Participant gives the Company written notice of the Participant’s intention to terminate the Participant’s employment for Good Reason and the grounds for such termination within 180 days of the Participant first becoming aware of the event giving rise to such Good Reason and (z) such grounds for termination are not corrected by the Company within 30 days of its receipt of such notice.

(d) Committee Discretion. Notwithstanding anything contained in this Agreement to the contrary, subject to Article 3 of the Plan, the Committee, in its sole discretion, may accelerate the vesting with respect to any RSUs under this Agreement, at such times and upon such terms and conditions as the Committee shall determine.

4. Settlement of RSUs. The Company shall deliver to the Participant one Share (or the cash value thereof) in settlement of each outstanding RSU that has vested as provided in Section 3 on or as soon as is administratively practicable following the first to occur of (i) the applicable Vesting Date or (ii) such accelerated date of vesting provided in accordance with Section 3, but in no event later than March 30 of the year following (i) or (ii) as applicable (the “Settlement Date”), in Shares by either, (x) issuing one or more certificates evidencing the Shares to the Participant or (y) registering the issuance of the Shares in the name of the Participant through a book entry credit in the records of the Company’s transfer agent. No fractional Shares shall be issued in settlement of RSUs. Fractional RSUs shall be settled through a cash payment based on the Fair Market Value of the Shares on the Settlement Date.

5. Securities Law Compliance. Notwithstanding any other provision of this Agreement, the Participant may not sell the Shares acquired upon vesting of the RSUs unless such Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), or, if such Shares are not then so registered, such sale would be exempt from the registration requirements of the Securities Act. The sale of such Shares must also comply with other applicable laws and regulations governing the Shares and Participant may not sell the Shares if the Company determines that such sale would not be in material compliance with such laws and regulations.

6. Participant’s Rights with Respect to the RSUs.

(a) Restrictions on Transferability. The RSUs granted hereby are not assignable or transferable, in whole or in part, and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Participant upon the Participant’s death; provided that the deceased Participant’s beneficiary or representative of the Participant’s estate shall acknowledge and agree in writing, in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were the Participant.

(b) No Rights as Stockholder. The Participant shall not have any rights as a stockholder including any voting, dividend or other rights or privileges as a stockholder of the Company with respect to any Shares corresponding to the RSUs granted hereby unless and until Shares are issued to the Participant in respect thereof.

(c) Dividends. The Participant shall be credited with Dividend Equivalents equal to the dividends the Participant would have received if the Participant had been the owner of a number of Shares equal to the number of RSUs credited to the Participant on such dividend payment date. Any Dividend Equivalent deriving from a cash dividend shall be converted into additional RSUs based on the Fair Market Value of Common Stock on the dividend payment date (or, if the dividend payment date is not a day during which Nasdaq is open for trading (“Nasdaq Trading Day”), then on the first Nasdaq Trading Day following the dividend payment date). Subject to Article 18 of the Plan, any Dividend Equivalent deriving from a dividend of Shares shall be converted into additional RSUs on a one-for-one basis. The Participant shall continue to be credited with Dividend Equivalents until the Settlement Date (or, if applicable, the forfeiture of the corresponding Award). The Dividend Equivalents so credited shall be subject to the same terms and conditions as the corresponding Award, and they shall vest, if at all, and be settled in the same manner and at the same time as the corresponding Award, as if they had been granted at the same time as such Award.

7. Adjustments. The number, class or other terms of any outstanding RSUs may be adjusted by the Committee to reflect any extraordinary dividend, stock dividend, stock split or share combination or any recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction affecting the Shares in such manner as the Committee determines in its sole discretion.

8. Tax Withholding. The Participant must satisfy any federal, state, local or foreign tax withholding requirements applicable with respect to the settlement of the RSUs subject to this Agreement. The Company may require or permit the Participant to satisfy such tax withholding obligations through the Company withholding of Shares (up to the maximum statutory tax rate in the relevant jurisdiction) that would otherwise be received by such individual upon the settlement of the RSUs subject to this Agreement. The obligations of the Company to deliver the Shares under this Agreement shall be conditioned upon the Participant’s payment of all applicable taxes and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

8. Miscellaneous.

(a) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(b) No Right to Continued Employment. Nothing in the Plan or this Agreement shall interfere with or limit in any way any right to terminate the Participant’s employment with the Company.

(c) Interpretation. The Committee shall have full power and discretion to construe and interpret the Plan (and any rules and regulations issued thereunder) and this Award. Any determination or interpretation by the Committee under or pursuant to the Plan or this Award shall be final and binding and conclusive on all Persons affected hereby.

(e) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

(f) Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the RSUs evidenced hereby, the Participant acknowledges: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Board at any time; (ii) that the Award does not create any contractual or other right to receive future grants of Awards; (iii) that participation in the Plan is voluntary; and (iv) that the future value of the Shares is unknown and cannot be predicted with certainty.

(g) Participant Data Privacy. By entering into this Agreement and accepting the RSUs evidenced hereby, the Participant: (i) authorizes the Company, the Participant’s employer, if different, and any agent of the Company administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its affiliates any information and Data the Company requests in order to facilitate the grant of the Award and the administration of the Plan; (ii) waives any data privacy rights the Participant may have with respect to such information; and (iii) authorizes the Company and its agents to store and transmit such information in electronic form.

(h) Consent to Electronic Delivery. By entering into this Agreement and accepting the RSUs evidenced hereby, the Participant hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, this Agreement and the RSUs via Company website, email or other electronic delivery.

(i) Headings and Captions. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

(k) Acceptance of RSUs and Agreement. By signing below, the Participant has indicated his or her consent and acknowledgement of the terms of this Agreement. The Participant acknowledges receipt of the Plan, represents to the Company that he or she has read and understood this Agreement and the Plan, and, as an express condition to the grant of the RSUs under this Agreement, agrees to be bound by the terms of this Agreement and the Plan. The Participant and the Company each agrees and acknowledges that the use of electronic media (including, without limitation, a clickthrough button or checkbox on a website of the Company or a third-party administrator) to indicate the Participant’s confirmation, consent, signature, agreement and delivery of this Agreement and the RSUs is legally valid and has the same legal force and effect as if the Participant and the Company signed and executed this Agreement in paper form. The same use of electronic media may be used for any amendment or waiver of this Agreement.

PARTICIPANT	MICROVAST HOLDINGS, INC.

Signature:	By:

Printed Name: [●]	Printed Name: [●]
Title: [●]

Appendix A

Performance Criteria

The Participant shall earn the number of RSUs (calculated as a percentage of the Target Award Opportunity) that corresponds to the Company’s level of achievement of the Performance Goal during the Performance Period as described further in the chart below. RSUs will be earned, if at all, following certification by the compensation committee of the Board of Directors of the Company’s achievement of the applicable performance goal after the conclusion of the Performance Period.

Performance Goal [●]	Percentage of Target Award Opportunity Earned
+[●]% (Maximum)	[●]%
+[●]%	[●]%
+[●]%	[●]%
$[●] (Threshold)	[●]%

Payouts in between levels will be determined using linear interpolation.